© Mercury Systems, Inc. FOURTH QUARTER AND FISCAL YEAR 2023 FINANCIAL RESULTS Bill Ballhaus President and CEO David Farnsworth Executive Vice President and CFO August 15, 2023, 5:00 pm ET Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET August 15, 2023

© Mercury Systems, Inc.2 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan under a refreshed Board and leadership team . You can identify these state ments by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential, ” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of geopolitical unrest and regional conflicts, competition, changes in te chnology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to quality issues or manufacturi ng execution issues, failure to achieve or maintain manufacturing quality certifications, such as AS9100, the impact of the COVID pandemic and supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and execution excellence initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, which difficulties may be impacted by the termination of the Company’s announced strategic review initiative, unanticipated challenges with the transition of the Company’s Chief Executive Officer and Chief Financial Officer roles, including any dispute arising with the former CEO over his resignation, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings wi th the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc.3 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Today’s Call ▪ Opening remarks: recent changes, actions, and initial impressions ▪ Priorities and Focus Areas ▪ FY24 Outlook and Longer-Term Expectations ▪ Q4 and FY23 Financial Results ▪ Q&A

© Mercury Systems, Inc.4 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / First 45 Days – Changes and Actions ▪ Concluded strategic alternatives review; refreshed Board; appointed CFO; named permanent President and CEO. ▪ Conducted deep dive review of business. ▪ Took immediate and initial actions to right-size Company, remedy challenged programs, and improve profitability.

© Mercury Systems, Inc.5 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Initial Impressions ▪ Mercury's strategy is sound. We are a National Asset in the defense industrial base, well- positioned to benefit from strong secular growth in the market. ▪ Inorganic growth into strategically attractive areas outpaced maturity of processes and management systems leading to forecasting and execution challenges; maturation is underway. ▪ Majority of business is performing well and predictably; profitable core business obscured by atypical program mix and temporary, resolvable program cost challenges.

© Mercury Systems, Inc.6 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Our Four Focus Areas ▪ Enhancing execution to deliver predictable performance. ▪ Building a thriving organic growth engine. ▪ Addressing our cost structure to improve margin expansion. ▪ Driving free cash flow release and improved conversion.

© Mercury Systems, Inc.7 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / 14% 22% Mid- 20% 6% (2% ) 2% 2% +++ FY23 Adj. EBITDA and Margin Impact of Challenged Programs 100% Annual Incentive Plan Payout Annualized Cost Actions Program Mix Shift to Production Illustrative Adj. EBITDA and Margin Other Actions Potential Adj. EBITDA Margin We Have Confidence in Our Business Model ✓ Execution improvement ✓ IRAD efficiency ✓ Operating leverage Clear path to restore core profitability on current revenue base Focus on enhanced execution $132 $56 (In $ millions, except percentage data1) ($22) $19 $210 Note (1) Rounded amounts used. $24

© Mercury Systems, Inc.8 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / FY24 Outlook Reflects Progress Against Enhanced Execution Plan ▪ FY24 a transition year, taking conservative approach to guidance. ▪ Expecting revenue flat at the midpoint, with core margin improvement throughout the year. ▪ Outlook reflects benefit of actions offset by the potential for unknown risk materializing. ▪ As we work through execution challenges, anticipating improved profitability in second half and positive cash flow for the year. ▪ Business model is sound – challenges resolvable with focus, execution mindset, and enhanced management processes and systems.

Q4 FY23 vs. Q4 FY22

In $ millions, except percentage and per share data	Q4 FY22[3]	Q4 FY23[3]	CHANGE
Bookings Book-to-Bill	$331.5 1.14	$293.8 1.16	(11%)
Backlog 12-Month Backlog	$1,037.7 646.7	$1,139.8 716.4	10%
Revenue Organic Revenue Growth (Decline)[1]	$289.7 9%	$253.2 (13%)	(13%)
Gross Margin	41.3%	26.6%	(14.7) bps
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$92.0 44.0 24.6 23.4	$76.3 32.0 27.6 16.7	(17%)
GAAP Net Income (Loss)	$16.9	($8.2)	N.A.
GAAP Earnings (Loss) Per Share Weighted Average Diluted Shares	$0.30 56.3	($0.15) 56.8	N.A.
Adjusted EPS[2]	$0.81	$0.11	(86%)
Adj. EBITDA[2] % of revenue	$71.6 24.7%	$21.9 8.7%	(69%)
Operating Cash Flow	($19.4)	$12.6	N.A.
Free Cash Flow[2] % of Adjusted EBITDA	($27.6) N.A.	$3.8 17.2%	N.A.

Notes
(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(2) Non-GAAP, see reconciliation table.
(3) All references in this presentation to the fourth quarter of fiscal 2022 are to the quarter ended July 1, 2022. All references to the fourth quarter of fiscal 2023 are to the quarter ended June 30, 2023.

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FY23 vs. FY22

In $ millions, except percentage and per share data	FY22[3]	FY23[3]	CHANGE
Bookings Book-to-Bill	$1,063.1 1.08	$1,076.0 1.10	1%
Backlog 12-Month Backlog	$1,037.7 646.7	$1,139.8 716.4	10%
Revenue Organic Revenue Decline [1]	$988.2 (5%)	$973.9 (3%)	(1%)
Gross Margin	40.0%	32.5%	(7.5) bps
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$363.3 157.0 107.2 99.1	$338.4 160.6 108.8 69.0	(7%)
GAAP Net Income (Loss)	$11.3	($28.3)	N.A.
GAAP Earnings (Loss) Per Share Weighted Average Diluted Shares	$0.20 55.9	($0.50) 56.6	N.A.
Adjusted EPS[2]	$2.19	$1.00	(54%)
Adj. EBITDA[2] % of revenue	$200.5 20.3%	$132.3 13.6%	(34%)
Operating Cash Flow	($18.9)	($21.2)	N.A.
Free Cash Flow[2] % of Adjusted EBITDA	($46.5) N.A.	($60.1) N.A.	N.A.

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) All references in this presentation to fiscal 2022 are to the year ended July 1, 2022. All references to fiscal 2023 are to the year ended June 30, 2023.

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© Mercury Systems, Inc.11 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Balance sheet As of (In $ millions)(1) 7/1/22 9/30/22 12/30/22 3/31/23 6/30/23 ASSETS Cash & cash equivalents $65.7 $52.0 $76.9 $64.4 $71.6 Accounts receivable, net 447.9 494.7 479.3 502.3 507.3 Inventory, net 270.3 287.6 312.0 342.8 337.2 PP&E, net 127.2 125.9 122.0 119.5 119.6 Goodwill and intangibles, net 1,289.4 1,274.9 1,261.5 1,248.7 1,236.1 Other 103.9 114.0 96.2 106.2 119.6 TOTAL ASSETS $2,304.4 $2,349.0 $2,348.0 $2,383.9 $2,391.4 LIABILITIES AND S/E AP and accrued expenses $187.5 $158.8 $167.5 $170.4 $162.8 Other liabilities 128.2 139.8 124.8 141.1 150.4 Debt 451.5 511.5 511.5 511.5 511.5 Total liabilities 767.2 810.1 803.9 823.0 824.7 Stockholders’ equity 1,537.2 1,538.9 1,544.1 1,560.9 1,566.7 TOTAL LIABILITIES AND S/E $2,304.4 $2,349.0 $2,348.0 $2,383.9 $2,391.4 Notes (1) Rounded amounts used.

Cash flow summary

(In $ millions)[1]	For the Fiscal Quarters Ended 7/1/22	9/30/22	12/30/22	3/31/23	6/30/23
Net Income (Loss)	**$16.9**	**($14.3)**	**($10.9)**	**$5.2**	**($8.2)**
Depreciation and amortization	23.4	23.7	27.2	23.9	**22.5**
Other non-cash items, net	14.5	8.8	(8.2)	2.6	**(20.2)**
Cash settlement for termination of interest rate swap	-	6.0	-	-	**-**
Changes in Operating Assets and Liabilities					
Accounts receivable, unbilled receivables, and costs in excess of billings	(81.3)	(47.3)	16.4	(22.8)	**(5.0)**
Inventory	(12.5)	(18.4)	(21.8)	(29.8)	**6.0**
Accounts payable and accrued expenses	12.8	(17.8)	(11.0)	17.0	**(5.0)**
Other	6.7	(6.7)	43.7	0.7	**22.6**
	(74.3)	**(90.2)**	**27.3**	**(34.9)**	**18.6**
Operating Cash Flow	**(19.4)**	**(66.0)**	**35.4**	**(3.2)**	**12.6**
Capital expenditures	(8.2)	(7.3)	(13.2)	(9.4)	**(8.8)**
Free Cash Flow[2]	**($27.6)**	**($73.4)**	**$22.2**	**($12.7)**	**$3.8**
Free Cash Flow[2] / Adjusted EBITDA[2]	***N.A.***	***N.A.***	***62%***	***N.A.***	*17%*
Free Cash Flow[2] / GAAP Net Income (Loss)	***N.A.***	***N.A.***	***N.A.***	***N.A.***	*N.A.*

Notes
(1) Rounded amounts used.
(2) Non-GAAP, see reconciliation table.

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© Mercury Systems, Inc.13 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / FY24 annual guidance In $ millions, except percentage and per share data FY23(1) FY24(2)(5) CHANGE Revenue $973.9 $950.0 - $1,000.0 (2%) - 3% GAAP Net Loss ($28.3) ($13.7) – ($5.9) N.A. GAAP Loss Per Share ($0.50) ($0.24) - ($0.10) N.A. Weighted-average diluted shares outstanding 56.6 58.0 Adjusted EPS(4) $1.00 $1.14 - $1.48 14% - 48% Adj. EBITDA(4) % of revenue $132.3 13.6% $160.0 - $185.0 16.8% - 18.5% 21% - 40% Notes (1) FY23 figures are as reported in the Company’s earnings release dated August 15, 2023. (2) The guidance included herein is from the Company’s earnings release dated August 15, 2023. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the full fiscal 2023 are to the 52-week period ended June 30, 2023, and to the full fiscal 2024 are to the 52-week period ending June 28, 2024.

14 APPENDIX

© Mercury Systems, Inc.15 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Adjusted EPS reconciliation Notes (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Impact to income taxes is calculated by recasting income before income taxes to include the items involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the items. All references in this presentation to the fourth quarter and full fiscal 2022 are to the quarter and 52-week period ended July 1, 2022. (4) All references in this presentation to the fourth quarter and the full fiscal 2023 are to the quarter ended and 52-week period ending June 30, 2023. All references in this presentation to the full fiscal 2024 are to the 52-week period ending June 28, 2024. (5) Adjusted earnings per share is calculated using diluted shares whereas Net loss per share is calculated using basic shares. There was a $0.01 impact to the calculation of adjusted earnings per share as a result of this for the fourth quarter ended June 30, 2023. and no impact to the calculation of adjusted earnings per share as a result of this for the twelve months ended June 30, 2023. There was no impact to the calculation of adjusted earnings per share as a result of this for the forward-looking guidance for the twelve months ended June 28, 2024.

Adjusted EBITDA reconciliation

(In thousands)[1][2]	Q4 FY22	Q4 FY23	FY22	FY23	FY24[1][2] Low	FY24[1][2] High
Net Income (Loss)	$ 16,915	$ (8,236)	$ 11,275	$ (28,335)	$ (13,700)	$ (5,900)
Other non-operating adjustments, net	1,351	(1,586)	2,932	(1,589)	(1,100)	(1,100)
Interest expense, net	2,434	6,587	5,663	24,106	33,800	33,800
Income tax provision (benefit)	5,614	(6,588)	7,120	(20,207)	(23,100)	(6,000)
Depreciation	8,942	9,869	33,150	43,777	43,700	43,700
Amortization of intangible assets	14,454	12,633	60,267	53,552	47,500	47,500
Restructuring and other charges	5,021	626	27,445	6,981	9,200	9,200
Impairment of long-lived assets	-	-	-	-	-	-
Acquisition, financing and other third party costs	4,363	3,834	13,608	10,019	3,000	3,000
Fair value adjustments from purchase accounting	(294)	177	(2,009)	356	700	700
Litigation and settlement expense (income), net	706	(1,246)	1,908	495	-	-
COVID related expenses	50	5	689	67	-	-
Stock-based and other non-cash compensation expense	12,059	5,859	38,459	43,031	60,000	60,000
Adjusted EBITDA	**$ 71,615**	**$ 21,934**	**$ 200,507**	**$ 132,253**	**$ 160,000**	**$ 185,000**

Notes
1. Rounded amounts used.
2. All references in this presentation to the fourth quarter and full fiscal 2022 are to the quarter and 52-week period ended July 1, 2022. All references in this presentation to the fourth quarter and the full fiscal 2023 are to the quarter ended and 52-week period ending June 30, 2023. All references in this presentation to the full fiscal 2024 are to the 52-week period ending June 28, 2024.

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© Mercury Systems, Inc.17 Does not contain Technical Data. / /Mercury Proprietary/ No Tech Data/ / Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.